UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-WHQ2)

                           PARK PLACE SECURITIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       DELAWARE                     333-118640                 34-1993512
----------------------------        ------------         ----------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                            92868
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This 8-K/A has, as attached, the final Pooling and Servicing Agreement for the transaction referenced herein and supersedes the Pooling and Servicing Agreement filed earlier under Form 8-K December 15, 2004.

Description of the Certificates and the Mortgage Pool

                  On November 30, 2004, a series of certificates, entitled Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities Inc. as depositor (the "Depositor"), HomEq Servicing Corporation ("HomEq") as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of twenty-five classes of certificates (collectively, the "Certificates"), designated as the Class A-1A Certificates, Class A-1B Certificates, Class A-1C Certificates, Class A-1D Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-3A Certificates, Class A-3B Certificates, Class A-3C Certificates, Class A-3D Certificates, Class A-3E Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $3,499,999,001.92 as of November 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated November 24, 2004, between Ameriquest Mortgage Company ("Ameriquest") and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class A-1C Certificates, Class A-1D Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-3A Certificates, Class A-3B Certificates, Class A-3C Certificates, Class A-3D Certificates, Class A-3E Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to Credit Suisse First Boston LLC as Representative of the several Underwriters (collectively the "Underwriters"), pursuant to an Underwriting Agreement, dated November 24, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.


                                       2
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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

================================================================================
             CLASS                 INITIAL CERTIFICATE             PASS-THROUGH
                                PRINCIPAL BALANCE(1) RATE


 Offered Certificates
              A-1A                    $ 311,760,000                 Variable(2)
              A-1B                    $ 449,310,000                 Variable(2)
              A-1C                   $1,000,000,000                 Variable(2)
              A-1D                    $ 111,110,000                 Variable(2)
              A-2A                    $ 423,720,000                 Variable(2)
              A-2B                    $ 105,930,000                 Variable(2)
              A-3A                    $ 304,360,000                 Variable(2)
              A-3B                    $ 247,450,000                 Variable(2)
              A-3C                    $ 309,190,000                 Variable(2)
              A-3D                    $ 52,070,000                  Variable(2)
              A-3E                    $ 101,450,000                 Variable(2)
              M-1                     $ 70,950,000                  Variable(2)
              M-2                     $ 197,800,000                 Variable(2)
              M-3                     $ 70,950,000                  Variable(2)
              M-4                     $ 94,600,000                  Variable(2)
              M-5                     $ 62,350,000                  Variable(2)
              M-6                     $ 27,950,000                  Variable(2)
              M-7                     $ 47,300,000                  Variable(2)
              M-8                     $ 60,200,000                  Variable(2)
              M-9                     $ 58,050,000                  Variable(2)
================================================================================
(1)      Approximate.
(2) The pass-through rate on each class of Adjustable-Rate Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.

         The Certificates, other than the Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 23, 2004 (the "Prospectus Supplement"), and the Prospectus, dated November 8, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class CE Certificates, the Class P Certificates and, the Class R Certificates the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement


                                       3
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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


Exhibit No.                            Description
-----------                            -----------
4.1 Pooling and Servicing Agreement, dated as of November 1, 2004, by and among Park Place Securities Inc. as Depositor, HomEq Servicing Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2004-WHQ2 Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 15, 2004


                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By: /s/ John P. Grazer
                                               ---------------------------------
                                            Name:  John P. Grazer
                                            Title: CFO

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                                Index to Exhibits
                                -----------------


                                                                Sequentially
Exhibit No.                     Description                     Numbered Page
-----------                     -----------                     -------------
    4.1        Pooling and Servicing Agreement, dated as of           7
               November 1, 2004, by and among Park Place
               Securities Inc. as Depositor, HomEq
               Servicing Corporation as Master Servicer and
               Wells Fargo Bank, N.A. as Trustee relating to the Series 2004-WHQ2 Certificates.

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                                   EXHIBIT 4.1